Exhibit 99.1

CIT Group Inc.
Long-Term Equity Compensation Plan
Award Agreement

You have been selected to be a Participant in the CIT Group Inc. Long-Term Equity Compensation Plan, as amended and restated as of February 25, 2003, and as amended as of February 23, 2005 (the "Plan"), as specified below:

Participant:

Date of Award:

      The Award Agreement, effective as of the Date of Award (the "Date of Award") set forth above, represents the grant of Performance Shares by CIT Group Inc., a Delaware corporation (the "Company"), to the Participant named above, pursuant to the provisions of the Plan.

      The Plan provides a complete description of the terms and conditions governing the Awards. If there is any inconsistency between the terms of this Award Agreement and the terms of the Plan, the Plan's terms shall completely supersede and replace the conflicting terms of this Award Agreement. All capitalized terms shall have the meanings ascribed to them in the Plan, unless specifically set forth otherwise herein. The parties hereto agree as follows:

            (A) Grant of Performance Shares. The Company hereby grants to the Participant Performance Shares in the manner and subject to the terms and conditions of the Plan and this Award Agreement as follows:

                  (1)   Target Performance Share Grant:_____________ Shares

                  (2)   Performance Leverage Factor Grid as set forth in Exhibit
                        A.

                  (3)   Performance Period:

                  (4) Number of Performance Shares actually awarded at the end of the Performance Period, if any, shall be based on the level of the Performance Measure attained and shall be determined by the sum of (i) the Target Performance Share Grant (as set forth in Section A(1)), multiplied by the Performance Leverage Factor ("PLF") shown in Exhibit A for the attained level of the Performance Measure related to Return on Tangible Equity ("ROTE") and (ii) the Target Performance Share Grant (as set forth in Section A(1)), multiplied by the PLF shown in Exhibit A for the attained level of the Performance Measure related to Diluted Earnings Per Share ("EPS").


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            (B)   Payment for Performance Shares.

                  (1) As soon as practicable after the end of the Performance Period, the Committee shall determine the level attained for each Performance Measure. At such time, subject to the attainment of the level of the Performance Leverage Factor Grid set forth in Section A(2), the Participant shall receive a number of Shares equal to the number of Performance Shares as determined under Section A(4) or if cash is paid, the Fair Market Value of a Share as of the last day of the Performance Period multiplied by the number of Performance Shares awarded to the Participant pursuant to Section A(4).

                  (2) At the discretion of the Committee, the aggregate value of such Performance Shares determined under Section B(1) shall be paid, in Shares of equivalent value, in cash, or in some combination thereof, subject to the availability of Shares to the Company.

                  (3) If dividends with respect to Shares are declared or paid by the Company, the Participant shall receive, as soon as practicable after the end of the Performance Period, the cumulative value of dividend equivalents in the amount equal to the declared or paid dividends during the Performance Period that the Participant would have received if the number of awarded Performance Shares were Shares; provided, however, such dividend equivalents shall be subject to the same restrictions as apply to dividends payable with respect to Restricted Stock granted by the Company. If the Participant's employment terminates during the Performance Period for reasons as set forth in Sections C(1) or C(2) or if a Change of Control occurs, the Participant will receive dividend equivalents for the period beginning with the start of the Performance Period and ending at the end of the month during which the termination of employment or Change of Control occurs.

                  (4) A Participant may elect to defer receipt of Shares or cash equivalent value pursuant to paragraph (1) above, as provided in Section F of this Award Agreement.

            (C)   Termination of Employment.

                  (1) If the Participant terminates employment with the Company during the Performance Period due to death or Disability, the Performance Shares shall be considered "vested" for the purposes of an Employment Agreement between the Participant and the Company for terminations due to death or Disability. Accordingly, the Participant shall receive a number of Shares equal to the number of Performance Shares as set forth under Section A(1) or if cash is paid, the Fair Market Value of a Share as of the date of termination


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                        multiplied  by the number of  Performance  Shares as set
                        forth under Section A(1).

                  (2) If the Participant terminates employment with the Company during the Performance Period for "Good Reason or without Cause" (as defined in an Employment Agreement between the Participant and the Company), the Performance Shares shall be considered "vested" for the purposes of an Employment Agreement for terminations without Cause or for Good Reason, and accordingly, the Participant shall receive a number of Shares equal to the number of Performance Shares as set forth under Section A(1) or if cash is paid, the Fair Market Value of a Share as of the date of termination multiplied by the number of Performance Shares as set forth under Section A(1).

                  (3) In the event the Participant's employment is terminated by reason of Retirement on or prior to the last day of the Performance Period, the Participant shall be deemed to still be employed as of the last day of the Performance Period, for the purposes of this Award Agreement and the Number of Performance Shares actually awarded at the end of the Performance Period, if any, shall be based on the level of the Performance Measure attained and shall be determined by the sum of (A)(i)(x) the Target Performance Share Grant (as set forth in Section A(1)), divided by (y) the number of months in the Performance Period, multiplied by (ii) the number of months transpired between the beginning of the Performance Period and the end of the month in which the termination occurred, multiplied by (iii) the PLF shown in the Performance Leverage Factor Grid for the Performance Measure related to ROTE and (B)(i)(x) the Target Performance Share Grant (as set forth in Section A(1)), divided by (y) the number of months in the Performance Period, multiplied by (ii) the number of months transpired between the beginning of the Performance Period and the end of the month in which the termination occurred, multiplied by (iii) the PLF shown in the Performance Leverage Factor Grid for the Performance Measure related to EPS.

                  (4)   If  the  Participant   terminates  employment  with  the
                        Company during the Performance Period for any reason other than as set forth in Sections C(1), C(2) or C(3), the Participant shall forfeit immediately any right to Performance Shares and shall not be entitled to receive any payments with respect to such Performance Shares.

            (D) Change of Control. Notwithstanding any provision contained in this Award Agreement to the contrary, upon a Change of Control ("COC"), the Participant shall receive a number of Shares equal to the number of


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                  Performance  Shares as set forth under Section A(1) or if cash is paid, the Fair Market Value of a Share as of the date of the COC multiplied by the number of Performance Shares as set forth under Section A(1).

            (E) Transferability. Performance Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant or in the event of the Participant's legal incapacity, the Participant's legal guardian or representative.

            (F)   Equity Deferral.

                  (1) The provisions of this Section F are intended to comply with the requirements of Code Section 409A, and any deferral pursuant to this Section F is subject to such requirements.

                  (2) Deferral Elections. The following rules shall apply to any deferral elections that may be made by a Participant in regard to an Award:

                        a. A Participant may elect to defer the Shares or cash he would otherwise receive pursuant to Section B.1 of this Award Agreement by completing and submitting a deferral election form at least six (6) months prior to the end of the Performance Period.

                        b. Deferral elections shall continue in effect until a written election to revoke or change such deferral election is received by the Company, except that a written election to revoke or change such deferral election must be made at least six
                              (6) months prior to the end of the Performance Period.

                  (3)   Distributions Pursuant to Deferral Elections.

                        a. Any Shares or cash (such cash to reflect gains or losses resulting from the investment of such cash during the deferral period) deferred under this Award Agreement shall be distributed in accordance with administrative practices following the occurrence of:

                              (i) termination of a Participant's employment with the Company or any Affiliate other than by reason of Disability ("Separation from Service"); or

                              (ii) the Participant's Disability (as provided in Section F.4 below); or


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                              (iii) a  date  as  specified  at the  time  of the
                                    deferral  election  ("Scheduled   Withdrawal
                                    Date")

                        b. Notwithstanding anything else herein to the contrary, to the extent that a Participant is a "Key Employee" (as defined in Code Section 409A(a)(2)(B)(i)) of the Company as determined in the sole discretion of the Company, any distribution pursuant to Section 4(a) of any deferred Shares will be delayed for a minimum of six (6) months.

                  (4) Disability. At the time that a Participant elects to defer the receipt of Shares or cash pursuant to Section F.2.a above, the Participant shall make an election with respect to the treatment of the deferred Shares or cash in the event of his Disability. The Participant may elect (x) to receive distribution of the deferred Shares or cash in the event of his Disability, or (y) notwithstanding his Disability, to receive distribution of the deferred Shares or cash upon the occurrence of an event set forth in subsections 3.a.(i) or (iii) above.

                  (5) Unforeseeable Emergency. The Committee may, in its sole and absolute discretion, make a partial or total distribution  of  the  Shares  or  cash  deferred  by  a
                        Participant upon the Participant's request and a demonstration by the Participant of an Unforeseeable Emergency. An Unforeseeable Emergency means a severe financial hardship to the Participant or Beneficiary resulting  from  a  sudden  and  unexpected  illness  or
                        accident  of  the   Participant  or   Beneficiary,   the
                        Participant's or Beneficiary's spouse, or the Participant's or Beneficiary's dependent (as defined under Code ss. 152(a)); loss of the Participant's or Beneficiary's property due to casualty; or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant or Beneficiary. The circumstances that will constitute an Unforeseeable Emergency in any particular case shall be determined by the Committee, in its sole and absolute discretion. If the Committee determines that an Unforeseeable Emergency has occurred for the Participant, the Committee shall authorize a distribution of the Participant's deferred Shares or cash to the extent deemed necessary by the Committee, in its sole and absolute discretion, to alleviate or remedy the Participant's or Beneficiary's Unforeseeable Emergency; provided, however, that the number of Shares or cash distributed shall not exceed the number or amount, as applicable, needed to satisfy the emergency plus taxes reasonably anticipated as a result of the distribution. Distributions shall not be allowed to the extent that the hardship may be relieved through reimbursement or compensation by


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

                        insurance  or  otherwise,   or  by  liquidation  of  the
                        Participant's assets (to the extent such liquidation would not itself cause a severe financial hardship).

                  (6) No Acceleration of Distributions. Notwithstanding anything to the contrary herein, this Award Agreement does not permit the acceleration of the time or schedule of any distribution under this Award Agreement, except as provided by Code Section 409A and/or the Secretary of the United States Treasury.

                  (7) Dividends. During the period of deferral, Participants' deferral account shall be credited with regular cash dividends paid with respect to the deferred Shares.

                  (8) Change of Control. Notwithstanding anything to the contrary in the Plan or Award Agreement, no provision of this Section F may be amended or modified for two years following a Change of Control.

            (G)   Miscellaneous.

                  (1) This Award Agreement and the rights of the Participant hereunder are subject to all the terms and conditions of the Plan, as the same may be amended from time to time, as well as to such rules and regulations as the Committee may adopt for administration of the Plan. The Committee shall have the right to impose such restrictions on any Shares acquired pursuant to Performance Shares as may be required under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares. It is expressly understood that the Committee is authorized to administer, construe, and make all determinations necessary or appropriate to the administration of the Plan and this Award Agreement, all of which shall be binding upon the Participant.

                  (2) The Committee may terminate, amend, or modify the Plan; provided, however, that no such termination, amendment, or modification of the Plan may in any way adversely affect the Participant's rights under this Award Agreement, without the written consent of the Participant.

                  (3) The Company shall have the power and the right to deduct or withhold, or require the Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant's FICA obligation) required by law to be


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                        withheld   with   respect   to  any   exercise   of  the
                        Participant's rights under this Award Agreement (the tax consequences and tax obligations of the Company and the Participant with respect to the Performance Shares may vary according to the laws of different countries).

                  (4) The Participant agrees to take all steps necessary to comply with all applicable provisions of federal and state securities law in exercising his or her rights under this Award Agreement.

                  (5) This Award Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

                  (6) All obligations of the Company under the Plan and this Award Agreement, with respect to the Awards, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

                  (7)   To the extent not  preempted by federal law,  this Award
                        Agreement   shall  be  governed  by,  and  construed  in
                        accordance with, the laws of the State of New Jersey.

            (H) Acceptance and Acknowledgement of Award. The financial targets of the Performance Share Program and the Program details outlined in this Award Agreement and the Performance Share Guide must remain confidential. The information in both documents should not be discussed with, shared with, photocopied or distributed to others. By signing and returning this Award Agreement, you are agreeing to all of the terms contained in the Award Agreement, including, but not limited to, the terms related to confidentiality. Participation in this program and its details are highly confidential and may not be discussed by a Participant with anyone other than the Participant's spouse or immediate family or financial or legal advisors. Breach of this confidentiality condition could affect the amount of a Participant's actual award. If the Participant desires to refuse the Award, the Participant must notify the Company in writing. Such notification should be sent to CIT Group Inc., Human Resources thirty (30) days after receipt of this Award Agreement.


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                  IN WITNESS WHEREOF,  this Award Agreement has been executed by the Company by one of its duly authorized officers as of the Date of Award.

                  CIT Group Inc.

                  /s/ Susan P. Mitchell
                  ------------------------
                  Susan P. Mitchell
                  Executive Vice President
                  Human Resources

          ----------------------------------------------------------------
          Participant's Signature
                                                           Date (month/day/year)


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Exhibit A

Performance Leverage Factor Grids
PERFORMANCE LEVERAGE FACTOR GRID

Return on Tangible Equity (ROTE) (3-Year Average)

  ------------------------------------------------------------------------------
                   Performance          2005 ROTE
                   Leverage Factor      Performance Target
                   (PLF)
  ------------------------------------------------------------------------------
   Minimum         35%
  ------------------------------------------------------------------------------
                   50%
  ------------------------------------------------------------------------------
                   60%
  ------------------------------------------------------------------------------
   Maximum         75%
  ------------------------------------------------------------------------------

Diluted Earnings Per Share (EPS) (Compounded Annual Growth)

  ------------------------------------------------------------------------------
                   Performance          2005 EPS
                   Leverage Factor      Performance Target
                   (PLF)
  ------------------------------------------------------------------------------
   Minimum         25%
  ------------------------------------------------------------------------------
                   37%
  ------------------------------------------------------------------------------
                   50%
  ------------------------------------------------------------------------------
                   63%
  ------------------------------------------------------------------------------
   Maximum         75%
  ------------------------------------------------------------------------------

*For the purpose of this Award Agreement the term "Performance Measure" shall have the same meaning as "Performance Target" in the Plan.


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